UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2012

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-11491	34-1755769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Simon Property Group, L.P. is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratios, which includes the calculation of its historical ratios of earnings to fixed charges for 2011, 2010, 2009, 2008 and 2007 and the nine months ended September 30, 2012 and 2011.  The ratio calculations for the years and the period prior to September 30, 2012 have been revised to conform to the most recent period presentation.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 12.1	Statement Regarding Computation of Ratios

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2012

SIMON PROPERTY GROUP, L.P.

	By:	Simon Property Group, Inc., the sole General Partner

		By:	/s/ Steven K. Broadwater
Steven K. Broadwater
Senior Vice President and
Chief Accounting Officer